UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 11, 2007

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization)	File No.: 333-137046	Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006
(Address of principal executive offices and zip code)

(214) 390-1831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Heelys Inc. Annual Incentive Plan

On April 11, 2007, the Compensation Committee of our Board of Directors approved the Heelys, Inc. Annual Incentive Plan (the “Plan”).  The Plan is effective as of January 1, 2007.  The Plan replaces the Heeling Sports Limited 2006 Bonus Plan filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-137046), filed on September 1, 2006 with the Securities and Exchange Commission. The Plan is administered by the Compensation Committee and provides for the grant of annual performance bonuses based on the attainment of one or more specific financial performance targets selected by the Compensation Committee or, if authorized by the Compensation Committee, the Company’s Chief Executive Officer, to measure the performance of the Company.  The Compensation Committee may also make discretionary awards under the Plan.  For 2007, 12 of our employees, including our executive officers, are eligible for a performance-based bonus. The Compensation Committee or, if authorized by the Compensation Committee, the Company’s Chief Executive Officer, may determine from time to time to revise or expand the employees eligible for an award under the Plan.

The Compensation Committee is responsible for fixing and establishing the performance goals for specific performance periods used to determine awards granted under the Plan.  For 2007, the Compensation Committee has established performance goals based on growth in diluted earnings per share, as determined in accordance with generally accepted accounting principles, for the fiscal year ended December 31, 2007 over diluted earnings per share for the fiscal year ended December 31, 2006.   No performance bonus is earned if the growth in diluted earnings per share is less than 10%.  The maximum amount of bonus is earned if the growth in diluted earnings per share is 30% or greater.  If the growth in diluted earnings per share is greater than 10% but less than 15%; or greater than 15% but less than 20%; or greater than 20% but less than 30%, an interpolated amount of performance bonus is earned.  The maximum amount that may be earned under the Plan ranges from 70% to 150% of base salary and is capped at two times the target performance bonus amount. The following table details the performance goals (growth in diluted earnings per share) and the potential payments for the 2007 performance period for our Chief Executive Officer, our Chief Financial Officer, our Chairman of the Board, our Senior Vice President – Global Sales and our Director of Research and Development.

	Potential Payments for 2007 Under Heelys, Inc. Annual Incentive Plan
		Target	Maximum
Name and Title	15% Growth in Diluted EPS	20% Growth in Diluted EPS	30% Growth in Diluted EPS
Michael G. Staffaroni, Chief Executive Officer	$150,000	$300,000	$600,000
Michael W. Hessong, Chief Financial Officer	$57,750	$115,500	$231,000
Patrick F. Hamner, Chairman of the Board	$57,750	$115,500	$231,000
Charles D. Beery, Senior Vice President – Global Sales	$62,500	$125,000	$250,000
Roger R. Adams, Director of Research and Development	$26,250	$52,500	$105,000

A copy of the Plan is attached to this report and incorporated herein by reference. The description above is qualified in its entirety by the complete text of the Plan.

Amendments to Employment Agreements

Also on April 11, 2007, our Compensation Committee approved amendments to the employment agreements of our Chief Executive Officer, our Chairman of the Board, our Chief Financial Officer and our Senior Vice President – Global Sales. The amendments are effective as of January 1, 2007.  The discussion below describes the terms of the amendments, copies of which are also being filed with this report.

Chief Executive Officer.  The amendment to the employment agreement of Michael G. Staffaroni, our Chief Executive Officer, provides for an increase in his annual base salary from $238,000 to $400,000 and an increase in his target bonus from 50% of his annual base salary to 75% of his annual base salary.

Chairman of the Board.  The amendment to the employment agreement of Patrick F. Hamner, our Chairman of the Board, provides for an increase in his annual base salary from $210,000 to $231,000 and eliminates a $500 per month automobile allowance.

Chief Financial Officer.  The amendment to the employment agreement of Michael W. Hessong, our Chief Financial Officer, provides for an increase in his annual base salary from $175,000 to $231,000, an increase in his target bonus from 40% of his annual base salary to 50% of his annual base salary and eliminates a $500 per month automobile allowance.

Senior Vice President – Global Sales.  The amendment to the employment agreement of Charles D. Beery, our Senior Vice President – Global Sales, provides for an increase in his annual base salary from $139,236 to $250,000 and an increase in his target bonus from 20% of his annual base salary to 50% of his annual base salary.  In addition, the amendment eliminated the payment of any commissions to Mr. Beery.

Copies of the amendments to the employment agreements are attached to this report and incorporated herein by reference. The descriptions above are summaries of the agreements and are qualified in their entirety by the complete text of the agreements.  The complete text of the employment agreements with Messrs. Staffaroni, Beery and Hamner were filed as exhibits to the Company’s Registration Statement on Form S-1, Amendment No. 2, filed with the Securities and Exchange Commission on October 27, 2006.  The complete text of the employment agreement with Mr. Hessong was filed as an exhibit to the Company’s Registration Statement on Form S-1, Amendment No. 3, filed with the Securities and Exchange Commission on November 24, 2006.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1 Heelys, Inc. Annual Incentive Plan

Exhibit 10.2    First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael G. Staffaroni and Heelys, Inc.

Exhibit 10.3    First Amendment to the Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Patrick F. Hamner and Heelys, Inc.

Exhibit 10.4    First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael W. Hessong and Heelys, Inc.

Exhibit 10.5    First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Charles D. Beery and Heelys, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: April 17, 2007	By:	/s/ Michael Staffaroni
Michael G. Staffaroni
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Heelys, Inc. Annual Incentive Plan

Exhibit 10.2

First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael G. Staffaroni and Heelys, Inc.

Exhibit 10.3

First Amendment to the Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Patrick F. Hamner and Heelys, Inc.

Exhibit 10.4

First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael W. Hessong and Heelys, Inc.

Exhibit 10.5

First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Charles D. Beery and Heelys, Inc.